                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act (i) debt securities, (ii) shares of preferred stock, $1.00 par value per share, (iii) shares of common stock, $1.00 par value per share, (iv) shares of preferred stock represented by depositary shares, (v) warrants to purchase debt securities, preferred stock, depositary shares, or common stock, and (vi) units comprised of one or more debt securities, preferred stock, depositary shares, common stock, or warrants, in any combination, having an aggregate initial offering price not to exceed $725,000,000 (which amount does not include the securities that remain unissued under Form S-3 (File No. 333-107280)), hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 19th day of October, 2004.


                                       /s/ WILLIAM C. BALLARD, JR.
                                       ----------------------------------
                                       William C. Ballard, Jr.
                                       Director

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act (i) debt securities, (ii) shares of preferred stock, $1.00 par value per share, (iii) shares of common stock, $1.00 par value per share, (iv) shares of preferred stock represented by depositary shares, (v) warrants to purchase debt securities, preferred stock, depositary shares, or common stock, and (vi) units comprised of one or more debt securities, preferred stock, depositary shares, common stock, or warrants, in any combination, having an aggregate initial offering price not to exceed $725,000,000 (which amount does not include the securities that remain unissued under Form S-3 (File No. 333-107280)), hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 19th day of October, 2004.

                                           /s/ PIER C. BORRA
                                           ------------------------------
                                           Pier C. Borra
                                           Director

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act (i) debt securities, (ii) shares of preferred stock, $1.00 par value per share, (iii) shares of common stock, $1.00 par value per share, (iv) shares of preferred stock represented by depositary shares, (v) warrants to purchase debt securities, preferred stock, depositary shares, or common stock, and (vi) units comprised of one or more debt securities, preferred stock, depositary shares, common stock, or warrants, in any combination, having an aggregate initial offering price not to exceed $725,000,000 (which amount does not include the securities that remain unissued under Form S-3 (File No. 333-107280)), hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 19th day of October, 2004.

                                      /s/ THOMAS J. DEROSA
                                      ------------------------------
                                      Thomas J. DeRosa
                                      Director

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act (i) debt securities, (ii) shares of preferred stock, $1.00 par value per share, (iii) shares of common stock, $1.00 par value per share, (iv) shares of preferred stock represented by depositary shares, (v) warrants to purchase debt securities, preferred stock, depositary shares, or common stock, and (vi) units comprised of one or more debt securities, preferred stock, depositary shares, common stock, or warrants, in any combination, having an aggregate initial offering price not to exceed $725,000,000 (which amount does not include the securities that remain unissued under Form S-3 (File No. 333-107280)), hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 19th day of October, 2004.

                                      /s/ JEFFREY H. DONAHUE
                                      -------------------------------------
                                      Jeffrey H. Donahue
                                      Director

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act (i) debt securities, (ii) shares of preferred stock, $1.00 par value per share, (iii) shares of common stock, $1.00 par value per share, (iv) shares of preferred stock represented by depositary shares, (v) warrants to purchase debt securities, preferred stock, depositary shares, or common stock, and (vi) units comprised of one or more debt securities, preferred stock, depositary shares, common stock, or warrants, in any combination, having an aggregate initial offering price not to exceed $725,000,000 (which amount does not include the securities that remain unissued under Form S-3 (File No. 333-107280)), hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 19th day of October, 2004.

                                       /s/ PETER J. GRUA
                                       ------------------------------
                                       Peter J. Grua
                                       Director

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act (i) debt securities, (ii) shares of preferred stock, $1.00 par value per share, (iii) shares of common stock, $1.00 par value per share, (iv) shares of preferred stock represented by depositary shares, (v) warrants to purchase debt securities, preferred stock, depositary shares, or common stock, and (vi) units comprised of one or more debt securities, preferred stock, depositary shares, common stock, or warrants, in any combination, having an aggregate initial offering price not to exceed $725,000,000 (which amount does not include the securities that remain unissued under Form S-3 (File No. 333-107280)), hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, her true and lawful attorney-in-fact and agent, for her and in her name, place and stead, in the capacity of director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets her hand this 19th day of October, 2004.

                                         /s/ SHARON M. OSTER
                                         -----------------------------
                                         Sharon M. Oster
                                         Director

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act (i) debt securities, (ii) shares of preferred stock, $1.00 par value per share, (iii) shares of common stock, $1.00 par value per share, (iv) shares of preferred stock represented by depositary shares, (v) warrants to purchase debt securities, preferred stock, depositary shares, or common stock, and (vi) units comprised of one or more debt securities, preferred stock, depositary shares, common stock, or warrants, in any combination, having an aggregate initial offering price not to exceed $725,000,000 (which amount does not include the securities that remain unissued under Form S-3 (File No. 333-107280)), hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 19th day of October, 2004.

                                         /s/ BRUCE G. THOMPSON
                                         ---------------------------------
                                         Bruce G. Thompson
                                         Director

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act (i) debt securities, (ii) shares of preferred stock, $1.00 par value per share, (iii) shares of common stock, $1.00 par value per share, (iv) shares of preferred stock represented by depositary shares, (v) warrants to purchase debt securities, preferred stock, depositary shares, or common stock, and (vi) units comprised of one or more debt securities, preferred stock, depositary shares, common stock, or warrants, in any combination, having an aggregate initial offering price not to exceed $725,000,000 (which amount does not include the securities that remain unissued under Form S-3 (File No. 333-107280)), hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of director, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 19th day of October, 2004.

                                        /s/ R. SCOTT TRUMBULL
                                        -----------------------------------
                                        R. Scott Trumbull
                                        Director

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director, the Chairman of the Board and Principal Executive Officer of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act (i) debt securities, (ii) shares of preferred stock, $1.00 par value per share, (iii) shares of common stock, $1.00 par value per share, (iv) shares of preferred stock represented by depositary shares, (v) warrants to purchase debt securities, preferred stock, depositary shares, or common stock, and (vi) units comprised of one or more debt securities, preferred stock, depositary shares, common stock, or warrants, in any combination, having an aggregate initial offering price not to exceed $725,000,000 (which amount does not include the securities that remain unissued under Form S-3 (File No. 333-107280)), hereby constitutes and appoints RAYMOND
W. BRAUN, with full power to act, his true and lawful attorney-in-fact and agent, for him in his name, place and stead, in the capacities of director, Chairman of the Board and Principal Executive Officer of the Company, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 19th day of October, 2004.

                                         /s/ GEORGE L. CHAPMAN
                                         -------------------------------------
                                         George L. Chapman
                                         Director, Chairman of the Board and
                                         Principal Executive Officer

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, the President and Principal Financial Officer of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act (i) debt securities, (ii) shares of preferred stock, $1.00 par value per share, (iii) shares of common stock, $1.00 par value per share, (iv) shares of preferred stock represented by depositary shares, (v) warrants to purchase debt securities, preferred stock, depositary shares, or common stock, and (vi) units comprised of one or more debt securities, preferred stock, depositary shares, common stock, or warrants, in any combination, having an aggregate initial offering price not to exceed $725,000,000 (which amount does not include the securities that remain unissued under Form S-3 (File No. 333-107280)), hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacities of President and Principal Financial Officer, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 19th day of October, 2004.

                                     /s/ RAYMOND W. BRAUN
                                     ------------------------------------------
                                     Raymond W. Braun
                                     President and Principal Financial Officer

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS that the undersigned, the Treasurer and Principal Accounting Officer of Health Care REIT, Inc. (the "Company"), a Delaware corporation that contemplates filing a Registration Statement on Form S-3 ("Form S-3") with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, for the purpose of registering under such Act (i) debt securities, (ii) shares of preferred stock, $1.00 par value per share, (iii) shares of common stock, $1.00 par value per share, (iv) shares of preferred stock represented by depositary shares, (v) warrants to purchase debt securities, preferred stock, depositary shares, or common stock, and (vi) units comprised of one or more debt securities, preferred stock, depositary shares, common stock, or warrants, in any combination, having an aggregate initial offering price not to exceed $725,000,000 (which amount does not include the securities that remain unissued under Form S-3 (File No. 333-107280)), hereby constitutes and appoints GEORGE L. CHAPMAN, with full power to act, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, in the capacity of Treasurer and Principal Accounting Officer, to sign such Form S-3 and any and all amendments and supplements, including post-effective amendments thereto, and to file such Form S-3 and each such amendment and supplement, including post-effective amendments, so signed, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, any and all applications or other documents in connection with the listing of the securities on the New York Stock Exchange and any and all documents required to be filed with any state securities regulatory board or commission pertaining to the Form S-3, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned hereunto sets his hand this 19th day of October, 2004.

                                      /s/ MICHAEL A. CRABTREE
                                      ------------------------------------------
                                      Michael A. Crabtree
                                      Treasurer and Principal Accounting Officer